                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



                               November 16, 1999
               Date of Report (date of earliest event reported)



                           Deltic Timber Corporation
            (Exact name of registrant as specified in its charter)



        Delaware                     1-12147                    71-0795870
(State or other jurisdiction       (Commission               (I.R.S. Employer
   of incorporation)               File Number)              Identification No.)



     210 East Elm Street, El Dorado, Arkansas                      71730
     (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code (870) 881-9400


                               (Not Applicable)
         (Former name or former address, if changed since last report)
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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item. 5. On November 16, 1999, Deltic Timber Corporation ("Deltic") announced that it intends to pursue the exchange of its agricultural land (which consists of approximately 37,000 acres in East Carroll, Madison, Richland and West Carroll parishes of northeastern Louisiana) into southern pine timberland on a tax efficient basis. Deltic has engaged Capital Agricultural Services, Inc. ("CAPS") to act as advisors in the process, which is anticipated to require several months. The engagement with CAPS does not include Deltic's approximate 6,150 acres of prime hardwood bottomland located among the farms, for which various options remain under review.

          See the attached press release dated November 16, 1999 included as a part of this report as Exhibit No. 99.1.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Deltic Timber Corporation



                                         By: /s/ W. Bayless Rowe
                                            -------------------------------
Date:  November 18, 1999                    W. Bayless Rowe, Secretary